BORROWINGS	9 Months Ended
Dec. 31, 2024
Debt Disclosure [Abstract]
BORROWINGS

8. BORROWINGS

The following table presents short-term and long-term borrowings as of March 31, 2024 and December 31, 2024.

Funding Partners	Terms	Rate	March 31, 2024	December 31, 2024
			RMB	RMB
Short-term borrowing from related party (Note 13)	within 12 months	6%	7,000	1,000
Short-term borrowing from third parties	within 12 months	4%-10%	71,181	174,616
			78,181	175,616

Current portion of long-term borrowings	2 years, due in December 2024	5%	291,950	-
Long-term borrowings from related party	18 months, due in March 2026	5.35% per annum within 12 months after the drawdown date, and 8% per annum after 12 months until the loan is repaid in full	-	53,913

Short-term borrowings from third parties outstanding as of December 31, 2024 comprised of: a) the loans of RMB126.3 million drawn down under the Group’s inventory-pledged financing facilities, b) other short-term borrowings from third parties.

The Group entered into inventory-pledged financing facilities with several reputable banks and financial institutions to finance its procurement of vehicle inventory, which was pledged by the Group’s vehicle inventory. Under the inventory-pledged financing facilities, repayment of amounts drawn for the purchase of a vehicle should generally be made within several days after selling or otherwise disposing of the vehicle or in 90 days if the vehicle is not sold or disposed. The inventory-pledged financing facilities require monthly interest payments with an annual interest rate of 4% - 9%. As of December 31, 2024, the Company had borrowings of RMB126.3 million outstanding under the inventory-pledged financing facilities, and the unused facilities as of December 31, 2024 amounted to RMB253.7 million. The total carrying value of the inventories pledged for these borrowings is amounting to RMB175.7 million.

UXIN LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(All amounts in thousands, except for share and per share data, unless otherwise noted)

8. BORROWINGS (CONTINUED)

Current portion of long-term borrowings outstanding as of March 31, 2024 was pledged with the equity interest the Group holds in an investment (Note 7). The long-term borrowing will be due in December 2024. In December 2023, the Group entered into a supplementary agreement with the borrower, mutually agreed that if the Group successfully disposes the investment pledged and pays the borrower cash proceeds of RMB240.0 million, the remaining principal and interests will be waived. In conjunction with the sale of investment transaction, the Group also entered into a financial advisory agreement with a third party financial advisor and a supplement agreement in which the Group will incur the advisory expense of RMB36.9 million upon the successful completion of the sale of investment. However, if the sale of investment transaction fails, the Group is still obligated to repay all the principal and interests under the original borrowing agreement. Given the uncertainty of the sale of investment, the Group did not account for the extinguishment of the borrowing as a result of a troubled debt restructuring until the completion of the sale of investment and settlement of the borrowing in April 2024. For the nine months ended December 31, 2024, the Group recognized the net gain from extinguishment of debt amounting to RMB35.2 million, which is the difference between the total amount of borrowing of RMB312.1 million derecognized (including principal of RMB292.0 million and interests of RMB20.1 million) and the aggregate amount of RMB240.0 million repaid and the advisory expense of RMB36.9 million as the direct cost incurred to complete the extinguishment.

Long-term borrowing from related party outstanding as of December 31, 2024 amounted to RMB53.9 million. On September 12, 2024, the Company’s Anhui subsidiary (“Uxin Anhui”) entered into a loan agreement with Pintu (Beijing) information Technology Co., Ltd. (“Pintu Beijing”), pursuant to which Pintu Beijing agreed to extend loan to Uxin Anhui in a principal amount of the RMB equivalent of US$7.5 million for a term of 18 months from the drawdown date unless other repayment schedule is negotiated and mutually agreed by Uxin Anhui and Pintu Beijing. The interest rate is 5.35% per annum within 12 months after the drawdown date, and 8% per annum after 12 months until the loan is repaid in full. The loan is guaranteed by Uxin’s Shaanxi subsidiary pursuant to a guarantee agreement entered on the same date. On September 13, 2024, Uxin Anhui made the drawdown of this loan, and the total RMB amount received was classified as “Long-term borrowings from related party” in non-current liabilities. Subsequently in November 2024, the Company entered into a Share Subscription Agreement with Lightwind Global Limited (“Lightwind”, a wholly-owned subsidiary of Pintu Beijing). Pursuant to this agreement and subject to the fulfilment of specified conditions, Uxin agreed to allot and issue, while Lightwind agreed to subscribe for, a total of 1,543,845,204 Class A Ordinary Shares of the Company, with an aggregate subscription amount of US$7.5 million. When the specified conditions were fulfilled and a repayment schedule of the long-term loan of US$7.5 million was mutually agreed, Lightwind shall invest equivalent amount in the Company after Uxin Anhui repays the loan under the repayment schedule to Pintu Beijing. In substance, the Company issued a forward contract to Lightwind, as Lightwind is obligated to purchase the shares, and the Company is required to issue them upon the satisfaction of the closing conditions at the pre-agreed price and amount which shall be a deemed dividend to the forward contract holder recorded in the additional paid-in capital. In addition, given that this forward contract is considered indexed to the Company’s own stock and meet the requirement for equity classification, it was also classified under the Company’s equity and was initially measured at fair value amounting to RMB44.7 million with no subsequent remeasurement.

In March 2025, a revised repayment schedule was mutually agreed by Uxin Anhui and Pintu Beijing. Subsequently, in March and April 2025, Uxin Anhui repaid the total amount of principal and interests, amounting to RMB55.0 million, to Pintu Beijing. Concurrently, Lightwind made an equivalent investment in the Company as the specified conditions for the investment had been fulfilled.

The weighted average interest rate for all outstanding borrowings was approximately 6.5% and 6.0% as of March 31, 2024 and December 31, 2024 respectively, and the weighted average interest rate for short-term outstanding borrowings was approximately 6.5% and 6.2% as of March 31, 2024 and December 31, 2024 respectively.

UXIN LIMITED

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

(All amounts in thousands, except for share and per share data, unless otherwise noted)